                                                                EXHIBIT 10.01(r)

                             AMENDMENT NO. 13 TO THE
                           LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT NO. 13 TO THE LOAN AND SECURITY AGREEMENT ("Amendment No. 13") is made and entered into by and among MERIDIAN NATIONAL CORPORATION, a Delaware corporation ("MNC"), OTTAWA RIVER STEEL CO., an Ohio corporation ("ORS"), NATIONAL METAL PROCESSING, INC., a Michigan corporation ("NMP"), INTERSTATE METAL PROCESSING, INC., an Ohio corporation ("IMP"), PRECISE PAC, INC. (k/n/a National Metal Shearing Corp.), a Michigan corporation ("PPI"), and MERIDIAN ENVIRONMENTAL SERVICES, INC., a Michigan corporation ("MES"; and together with MNC, ORS, NMP, IMP and PPI sometimes shall be referred to collectively as "Borrowers" and individually as a "Borrower"), and NATIONAL CANADA FINANCE CORP. ("Bank").

                                    RECITALS

     A. On December 6, 1989, Borrowers and the Bank of New England, N.A. ("BNE") entered into a certain Loan And Security Agreement (the "Loan Agreement," all terms defined therein being used in this Amendment No. 13 with the same meaning unless otherwise stated) under the terms of which BNE loaned to Borrowers $1,000,000 on a term loan basis, and $7,000,000 on a revolving loan basis, pursuant to the provisions set forth in the Loan Agreement.

     B. In March 1990, Borrowers and BNE entered into Amendment No. 1 to Loan And Security Agreement ("Amendment No. 1") to provide for (1) an increase in the amount of funds Borrowers could borrower under the Revolving Loan Borrowing Base in the form of an over-advance of not more than Five Hundred Thousand Dollars ($500,000), and (2) such other items as are set forth in Amendment No. 1.

     C. On September 14, 1990, Borrowers and Bank (as the successor-in-interest to BNE and BNE's rights, duties, and remedies under the Loan Agreement) entered into Amendment No. 2 To The Loan And Security Agreement ("Amendment No. 2") to (1) decrease the Revolving Loan Borrowing Base on Eligible Inventory from $4,000,000 to $3,000,000, (2) decrease the amount of the Revolving Loan Borrowing Base by the face amount of the Letters of Credit issued by Bank to Borrowers, (3) modify the definition of "Revolving Loan Borrowing Base", and (4) establish a compensating balance of $1,000,000 in Borrowers' Collateral.

     D. Effective as of May 31, 1991, Borrowers and Bank entered into Amendment No. 3 To The Loan And Security Agreement ("Amendment No. 3") to (1) decrease the maximum amount of the Revolving Loan from $7,000,000 to $5,300,000,
(2) reduce the outstanding principal balance of the Term Loan to $400,000, and
(3) reduce the compensating balance to $700,000.

     E. Effective as of June 22, 1992, Borrowers and Bank entered into Amendment No. 4 To The Loan And Security Agreement ("Amendment No. 4") to modify certain covenants set forth in the Loan Agreement.

     F. On or about February 1, 1993, ORS and Canterbury Steel Corporation (kna CSX, Inc.), a Michigan corporation ("Canterbury"), entered into that certain Partnership Agreement of Canterbury Steel Company ("CSC") to engage in, among other things, the steel service center business. ORS and Canterbury acquired a 50.1% and a 49.9% general partnership interest, respectively, in CSC.

     G. On May 11, 1993, Borrowers, CSC and Bank entered into Amendment No. 5 To The Loan And Security Agreement ("Amendment No. 5") to (1) add CSC as a co-obligor for the repayment of all loans to Borrowers and CSC by Bank, (2) provide for certain representations, warranties and covenants of CSC, and (3) provide for such other amendments and modifications as are set forth in Amendment No. 5.

     H. In a letter from Borrowers and CSC to Bank dated June 9, 1993 (the "Letter Amendment"), Borrowers, CSC and Bank amended the Loan Agreement, as amended, to modify certain financial covenants of Borrowers and CSC.

     I. On October 20, 1993, Borrowers, CSC and Bank entered into Amendment No. 6 To The Loan And Security Agreement ("Amendment No. 6") to (1) increase the maximum amount of funds Borrowers and CSC may borrow under the Revolving Loan from $5,300,000 to $6,000,000, (2) modify certain financial covenants of Borrowers and CSC, and (3) provide for such other modifications as are set forth in the provisions of Amendment No. 6.

     J. In or about January of 1994, CSC was dissolved and liquidated by ORS and Canterbury.

     K. On January 31, 1994, Borrowers and Bank entered into Amendment No. 7 To The Loan And Security Agreement ("Amendment No. 7") to (1) increase the maximum amount of funds Borrowers may borrow under the Revolving Loan from $6,000,000 to $7,200,000, (2) provide Borrowers with a $300,000 Term Loan facility, (3) modify certain financial covenants of Borrowers, and (4) provide for such other amendments and modifications as are set forth in Amendment No. 7.

     L. Effective as of November 30, 1994, Borrowers and Bank entered into amendment No. 8 To The Loan And Security Agreement ("Amendment No. 8") to (1) increase the maximum amount of funds Borrowers may borrow under the Revolving Loan from $7,200,000 to $9,000,000, (2) increase the Revolving Loan Borrowing Base on Eligible Inventory to $4,500,000, (3) decrease the Contract Rate on the Revolving Loan to one (1) percentage point above the Base Rate, 4) modify certain financial covenants of Borrowers, and (5) provide for such other amendments and modifications as are set forth in Amendment No. 8.

     M. Effective as of February 14, 1995, Borrowers and Bank entered into Amendment No. 9 To The Loan And Security Agreement ("Amendment No. 9") to (1) increase the maximum amount of funds Borrowers may borrow under the Revolving Loan from $9,000,000 to $10,000,000, (2) increase the Revolving Loan Borrowing Base on Eligible Inventory from $4,500,000 to $5,000,000, and (3) provide for such other amendments and modifications as are set forth in Amendment No. 9.

     N. Effective as of May 25, 1995, Borrowers and Bank entered into Amendment No. 10 To The Loan And Security Agreement ("Amendment No. 10") to (1) increase the maximum amount of funds

Borrowers may borrow under the Revolving Loan from $10,000,000 to $12,000,000,
(2) increase the Revolving Loan Borrowing Base on Eligible Inventory from $5,000,000 to $5,500,000, (3) modify certain covenants of Borrowers, and (4) provide for such other amendments and modifications as are set forth in Amendment No. 10.

     0. Effective as of February 29, 1996, Borrowers and Bank entered into Amendment No. 11 To The Loan And Security Agreement ("Amendment No. 11") to (1) provide a $300,000 Term Loan facility to Environmental Purification Industries, Inc. ("EPI"), a Delaware corporation and a subsidiary of MNC, and (2) provide for such other amendments and modifications as are set forth in Amendment No. 11.

     P. Effective as of July 25, 1996, Borrowers and Bank entered into Amendment No. 12 To the Loan and Security Agreement ("Amendment No. 12") to (1) provide a $350,000 Term Loan facility to EPI, and (2) provide for such other amendments and modifications as are set forth in Amendment No. 12.

     Q. Borrowers and Bank now desire to amend the Loan Agreement, as amended, to (1) increase the maximum amount of funds Borrowers may borrow under the Revolving Loan from $12,000,000 to $12,400,000 for the period commencing on the effective date of this Amendment No. 13 through and including December 31, 1996,
(2) modify the payment terms of the EPI Term Loans, (3) provide an additional $1,700,000 Term Loan facility to EPI and Environmental Purification Industries Company, an indirect wholly owned partnership of MNC ("EPIC"), (4) provide for a limited guaranty by MNP Corporation ("MNP") of the obligations of EPI and EPIC under the EPI Third Term Loan (as defined in this Amendment No. 13) (the "MNP Guaranty"), (5) provide for an unlimited guaranty by William D. Feniger of Borrowers' obligations under the Loan Agreement, as amended (the "Feniger Guaranty"), (6) modify certain covenants of Borrowers, and (7) provide for such other amendments and modifications as are set forth in this Amendment No. 13.

     R. Due to the affiliation and financial interdependence of Borrowers, Bank and Borrowers have determined that it would be in their respective best interests for each Borrower to be a joint and several obligor of each other Borrower's obligations to Bank in accordance with the provisions set forth in the Loan Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, the Letter Amendment, Amendment No. 6, Amendment No. 7, Amendment No. 8, Amendment No. 9, Amendment No. 10, Amendment No. 11, Amendment No. 12 and this Amendment No. 13.

                                   PROVISIONS

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and provisions set forth in this Amendment No. 13, the parties agree as follows:

I.   AMENDMENTS TO LOAN AGREEMENT.

     The Loan Agreement is amended as follows:

     A. On and after the effective date of this Amendment No. 13, each reference in the Loan Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment

No. 5, the Letter Amendment, Amendment No. 6, Amendment No. 7, Amendment No. 8, Amendment No. 9, Amendment No. 10, Amendment No. 11 and Amendment No. 12 to "this Agreement," "hereunder," and "hereof," or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, the Letter Amendment, Amendment No. 6, Amendment No. 7, Amendment No. 8, Amendment No. 9, Amendment No. 10, Amendment No. 11, Amendment No. 12 and Amendment No. 13. The Loan
Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, the Letter Amendment, Amendment No. 6, Amendment No. 7, Amendment No. 8, Amendment No. 9, Amendment No. 10, Amendment No. 11, Amendment No. 12 and Amendment No. 13 is, and shall continue to be, in full force and effect and hereby is ratified and confirmed in all respects.

     B.   The definition of "Revolving Loan Borrowing Base" set forth in Section
1.1 of the Loan Agreement, as amended, is amended and restated in its entirety as follows:

     Revolving Loan Borrowing Base - Subject to the provisions of Section 2.3(13) of this Agreement, an amount equal to the lesser of the following amounts:

               (i) the sum of (a) eighty percent (80%) of the unpaid face amount of Eligible Accounts (less the maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith) plus (b) fifty percent (50%) of the lesser of the cost (determined on a first-in, first-out basis) or market value of Eligible Inventory; provided, however, that the Revolving Loan Borrowing Base on Eligible Inventory shall in no event exceed $5,500,000, minus (c) the face amount of all Letters of Credit issued by Bank on behalf of any Borrower or Borrowers; or

               (ii) (a) $12,400,000 for the period commencing on the effective date of Amendment No. 13 through and including December 31, 1996 or
          (b) $12,000,000 for any period after December 31, 1996.

     C. The definition of "Credit Note" set forth in Section 1.1 of the Loan Agreement, as amended, is amended and restated in its entirety as follows:

          Credit Note - The demand note executed by Borrowers and delivered to Bank, dated December 6, 1989, evidencing the revolving credit loan made by Bank pursuant to Section 2.3 of this Agreement, together with (a) Amendment No. I To Demand Note, executed by Borrowers and delivered to Bank, dated as of May 31, 1991, (b)Amendment No. 2 To Demand Note, executed by Borrowers and CSC and delivered to Bank, dated May 11, 1993, (c) Amendment No. 3 To Demand Note, executed by Borrowers and CSC and delivered to Bank, dated as of October 20, 1993, (d) Amendment No. 4 To Demand Note, executed by Borrowers and delivered to Bank, dated January 31, 1994, (e) Amendment No. 5 To Demand Note, executed by Borrowers and delivered to Bank, dated as of November 30, 1994, (f) Amendment No. 6 To Demand Note, executed by Borrowers and delivered to Bank, dated as of February 14, 1995, (g) Amendment No. 7 To Demand Note executed by Borrowers and delivered to Bank, dated as of May 25, 1995, and (h) Amendment No. 8 To Demand Note, a copy of which is attached to Amendment No. 13 as EXHIBIT 1, and all other amendments to, and all notes issued in substitution for or replacement of; such demand note.

     D. The definition of "Contract Rate" set forth in Section 1.1 of the Loan Agreement, as amended, is amended and restated in its entirety as follows:

          CONTRACT RATE - A fluctuating rate equal to (i) with respect to the Revolving Loan, one (1) percentage point above the Base Rate, and (ii) with respect to the Term Loan and the EPI Term Loans, are one and one-half (1-1/2) percentage points above the Base Rate.


     E. New definitions of "EPI First Term Loan", "EPI Second Term Loan", "EPI Third Term Loan" and "EPI Term Loans" are added to Section 1.1 of the Loan Agreement, as amended, as follows:

          EPI FIRST TERM LOAN - As defined in Section 2.1 of this Agreement, as amended.

          EPI SECOND TERM LOAN - As defined in Section 2.1 of this Agreement, as amended.

          EPI THIRD TERM LOAN - As defined in Section 2.1 of this Agreement, as amended.

          EPI TERM LOANS - The First EPI Term Loan, the Second EPI Term Loan and the Third EPI Term Loan.


     F. A new definition of "EPI Third Term Note" is added to Section 1.1 of the Loan Agreement, as amended, as follows:

          EPI THIRD TERM NOTE - The term note to be executed by Environmental Purification Industries, Inc., Environmental Purification Industries Company and MNC in the form attached to Amendment No. 13 as
          EXHIBIT 2 (with such changes or modifications, if any, to which Bank may agree) evidencing the EPI Third Term Loan made by Bank pursuant to
          Section 2.1(D) of this Agreement, together with all amendments, and all notes issued in substitution or replacement of, such term note.

     G. The definition of "EPI Term Notes" set forth in Section 1.1 of the Loan Agreement, as amended, is amended and restated in its entirety as follows:

          EPI TERM NOTES - The EPI First Term Note, the EPI Second Term Note and the EPI Third Term Note.

     H. Section 2.1 of the Loan Agreement, as amended, is amended and restated in its entirety as follows:

          2.1 TERM LOAN AND EPI TERM LOANS.

               (A) TERM LOAN. Bank shall make a term loan (the "Term Loan") to Borrowers in the original principal amount of Three Hundred Thousand Dollars ($300,000). The Term Loan shall be subject to repayment in accordance with, and bear interest as provided in, Section 2.2(A) of this Agreement and shall otherwise be evidenced by, and repayable in accordance with, the Term Note.

               (B) EPI FIRST TERM LOAN. Bank shall make a term loan (the "EPI First Term Loan") to Environmental Purification Industries, Inc., a subsidiary of MNC, in the original principal amount of Three Hundred Thousand Dollars ($300,000). The EPI First Term Loan shall be co-signed by MNC and shall be subject to repayment in accordance with, and bear interest as provided in, Section 2.2(B) of this Agreement and shall otherwise be evidenced by, and repayable in accordance with, the EPI First Term Note.

               (C) EPI SECOND TERM LOAN. Bank shall make a term loan (the "EPI Second Term Loan") to Environmental Purification Industries, Inc., a subsidiary of MNC, in the original principal amount of Three Hundred Fifty Thousand Dollars ($350,000). The EPI Second Term Loan shall be co-signed by MNC and shall be subject to repayment in accordance with, and bear interest as provided in, Section 2.2(C) of this Agreement and shall otherwise be evidenced by, and repayable in accordance with, the EPI Second Term Note.

               (D) EPI THIRD TERM LOAN. Bank shall make a term loan (the "EPI Third Term Loan") to Environmental Purification Industries, Inc., a subsidiary of MNC, and Environmental Purification Industries Company, an Ohio general partnership and an indirect wholly owned partnership of MNC, in the original principal amount of One Million Seven Hundred Thousand Dollars ($1,700,000). The EPI Third Term Loan shall be co-signed by MNC and shall be subject to repayment in accordance with, and bear interest as provided in, Section 2.2(D) of this Agreement and shall otherwise be evidenced by, and repayable in accordance with, the EPI Third Term Note.

     I. Section 2.2 of the Loan Agreement, as amended, is amended and restated in its entirety as follows:

          2.2  PAYMENT TERMS OF TERM LOAN AND EPI TERM LOANS.

          (A)  TERM LOAN.

               (1) Interest. The Term Loan shall bear interest on the unpaid principal balance until the date paid in full at a rate per annum equal to the Contract Rate in effect from time to time, such interest being payable monthly on the last day of each month commencing January 31, 1994. Any increase or decrease in the interest rate resulting from a change in the Base Rate shall become effective on the date of such change. Interest shall be computed on a 360-day year basis based upon the actual number of days elapsed.

               (2) FIXED PRINCIPAL INSTALLMENTS. Subject otherwise to the provisions of the Term Note, the principal balance of the Term Loan shall be payable in sixty (60) equal monthly installments of Five Thousand Dollars ($5,000) each, commencing on January 31, 1994, and continuing on the last day of each successive month thereafter until paid in full.

          (B)  EPI FIRST TERM LOAN.

               (1) INTEREST. The EPI First Term Loan shall bear interest on the unpaid principal balance until the date paid in full at a rate per annum equal to the Contract Rate in effect from time to time, such interest being payable monthly on the last day of each month commencing March 31, 1996. Any increase or decrease in the interest rate resulting from a change in the Base Rate shall become effective on the date of such change. Interest shall be computed on a 360 day year basis based upon the actual number of days elapsed.

               (2) PRINCIPAL. Subject otherwise to the provisions of the EPI First Term Note, the principal amount of the EPI First Term Loan shall be payable in full on the earlier of (a) September 30, 1997 or (1)) the closing date of any public offering of EPI stock pursuant to which EPI or any stockholder of EPI receives cash (after any underwriter's discount and commissions) of $1,000,000 or more.

          (C)  EPI Second Term Loan.

               (1) INTEREST. The EPI Second Term Loan shall bear interest onthe unpaid principal balance until the date paid in full at a rate per annum equal to the Contract Rate in effect from time to time, such interest being payable monthly on the last day of each month commencing July 31, 1996. Any increase or decrease in the interest rate resulting from a change in the Base Rate shall become effective on the date of such change. Interest shall be computed on a 360 day year basis based upon the annual number of days elapsed.

               (2) PRINCIPAL. Subject otherwise to the provisions of the EPI Second Term Note, the principal amount of the EPI Second Term Loan and any unpaid interest shall be payable in full on the earlier of (a) September 30, 1997 or (b) the closing date of any public offering of EPI stock pursuant to which EPI or any stockholder of EPI receives cash (after any underwriter's discount and commissions) of $1,000,000 or more.

          (D)  EPI Third Term Loan.

               (1) INTEREST. The EPI Third Term Loan shall bear interest on the unpaid principal balance until the date paid in full at a rate per annum equal to the Contract Rate in effect from time to time, such interest being payable monthly on the last day of each month commencing November 30, 1996. Any increase or decrease in the interest rate resulting from a change in the Base Rate shall become effective on the date of such change. Interest shall be computed on a 360 day year basis based upon the actual number of days elapsed.

               (2) PRINCIPAL. Subject otherwise to the provisions of the EPI Third Term Note, the principal amount of the EPI Third Term Loan and any unpaid interest shall be payable in twelve monthly installments consisting of (a) eleven (11) equal monthly installments of Twenty-One Thousand Dollars ($21,000) each, commencing November 30, 1996 and continuing on the last day of each successive calendar month thereafter and (b) a final payment on October 31, 1997 in the amount of One Million Four Hundred Sixty-Nine Thousand Dollars ($1,469,000), or such other amount of principal and accrued but unpaid interest remaining unpaid on October 31, 1997; PROVIDED THAT, if prior to October 31, 1997 EPI completes any public offering of its stock pursuant to which EPI or any stockholder of EPI receives cash (after any underwriter's discount and commissions) of $1,000,000 or more, the entire amount of unpaid principal and accrued but unpaid interest shall be payable in full on the closing date of such public offering.

     J. The first sentence of Section 7.l(N) of the Loan Agreement, as amended, is hereby amended in its entirety as follows:

               (N) TANGIBLE NET WORTH. Commencing on November 30, 1996, and continuing on the last day of each fiscal quarter of Borrowers thereafter, Borrowers shall maintain, on a consolidated basis, a Tangible Net Worth which is equal to or greater than the following amounts on the following dates:
                         Date                     Tangible Net Worth
                         ----                     ------------------
                    November 30, 1996                  $2,000,000
                    February 28, 1997                  $2,200,000
                    August 31, 1997                    $2,700,000
                    February 28, 1998, and thereafter  $3,500,000

     K. The first sentence of Section 7.1(0) of the Loan Agreement, as amended, is hereby amended in its entirety as follows:

               (O) DEBT/TANGIBLE NET WORTH RATIO. Commencing on November 30, 1996, and continuing on the last day of each fiscal quarter of Borrowers thereafter, Borrowers shall maintain, on a consolidated basis, a Debt to Tangible Net Worth ratio which is equal to or less than the following ratios on the following dates:
                                                  Debt To Tangible
                         Date                     Net Worth Ratio
                         ----                     ---------------
                    November 30, 1996                 14.0 to 1
                    February 28, 1997                 12.0 to 1

                    August 31, 1997                    100 to 1
                    February 28, 1998 and thereafter   8.0 to 1

     L. Paragraphs (V) and (W) are hereby added to Section 7.1 of the Loan Agreement, as amended, as follows:

               (V) ADDITIONAL CAPITAL. On or before November 15, 1996, Borrowers shall deliver to Bank evidence satisfactory to Bank that additional capital, either in the form of subordinated debt or equity, has been paid into either MNC or EPI.

               (W) PORT AUTHORITY TRUSTEE ACTION. On or before November 30, 1996, Borrowers shall deliver to Bank evidence satisfactory to Bank that the Equipment listed on Exhibit B to the EPI/EPIC Security Agreement (as defined in Section III A. 10. of this Agreement) does not constitute part of the "Series 1989D Project Facilities" as that term is defined in the Open-End Mortgage and Security Agreement from EPIC to Society Bank & Trust dated as of December 15, 1989, entered into by EPIC in connection with the issuance by the Toledo-Lucas County Port Authority of its $5,745,000 Development Revenue Bonds, Northwest Ohio Bond Fund) Series I 989D and that the Trustee has no security interest in such Equipment.


     M. Section 7.2(J) of the Loan Agreement, as amended, is hereby amended in its entirety as follows:

               (J) CAPITAL EXPENDITURES. Except for the capital expenditure described below in Subparagraph K of this Section 7.2, Borrowers shall not make capital expenditures which, determined in the aggregate on a consolidated basis, exceed (a) Three Million Dollars ($3,000,000) during the fiscal year of Borrowers ending February 28, 1997, or (b) Five Hundred Thousand Dollars ($500,000) during any subsequent fiscal year of Borrowers.


II.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWERS.

A. Each Borrower represents, warrants and covenants that it has good and marketable title to the Collateral free and clear of all liens, claims, mortgages, security interests, pledges, charges or encumbrances whatsoever, except as have been granted to Bank.

B. To the extent such representations, warranties and covenants pertain to or are to be performed by Borrowers, all representations, warranties and covenants in the Loan Agreement, as amended, shall continue and be binding on Borrowers under this Amendment No. 13.


III. CONDITIONS PRECEDENT.

Each Borrower acknowledges that the effectiveness of this Amendment No. 13 is subject to the following:

A. The receipt by Bank on the date of this Amendment No. 13 in form and substance and satisfactory to Bank and its counsel of the following:

     1. A certified copy of resolutions of Members of the Board of Directors of each Borrower approving this Amendment No. 13 and all of the matters described in this Amendment No. 13, and every other document or instrument required to be delivered pursuant to this Amendment No. 13.

     2. A Certificate signed by a duly authorized officer of each Borrower to the effect that:

          (a) As of the date hereof, except for Events of Default which have been disclosed to Bank concerning Borrower's compliance with certain financial covenants, no Event of Default has occurred and is continuing, and no event has occurred which, with the giving of notice or passage of time or both, would constitute an Event of Default.

          (b) Except as otherwise disclosed, the representations and warranties of Borrowers set forth in Section 6 of the Loan Agreement are true and correct on the date of this Amendment No. 13 with the same force and effect as if made on this date.

     3. A Certificate of an officer of each Borrower certifying (a) to the incumbency and signatures of the officers of such Borrower signing this Amendment No. 13 and every other document and instrument to be delivered pursuant to this Amendment No. 13, and (b) to the effect that such Borrower's Articles (or Certificate) of Incorporation and Code of Regulations (or By-laws) have not been amended since the execution of the Loan Agreement except for (i) the name change by PPI from "National Metal Shearing Corp." to Precise PAC, Inc. on or about April, 1992, and (ii) the reverse stock split by MNC in August of 1993.

     4. Amendment No. 8 To Demand Note, in substantially the form of Exhibit 1 attached to this Amendment No. 13, duly executed by each Borrower.

     5.   A Certificate signed by a duly authorized officer of EPI certifying:

                (a) to the incumbency and signatures of the officers of EPI signing the EPI Third Term Note and the EPI/EPIC Security Agreement (defined below);

                (b) to the effect that EPI is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and is duly qualified and authorized to do business and is in good standing as a foreign corporation in each other state or jurisdiction where the character of its property or the nature of its activities makes such qualification necessary; and

                (c) to the effect that EPI has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform its obligations under the EPI Third Term Note and the EPI/EPIC Security Agreement and that the EPI Third Term Note and the EPI/EPIC Security Agreement have each been duly authorized and approved by the Board of Directors of EPI and each is the legal, valid and binding obligation of EPI enforceable against EPI in accordance with its terms.

     6. A certified copy of resolutions of Members of the Board of Directors of EPI approving the EPI Third Term Note and the EPI/EPIC Security Agreement and every other document or instrument required to be delivered by EPI pursuant to this Amendment No. 13.

     7. A certificate of National Purification, Inc. ("NPI") and MEPI Corp. ("MEPI"), each in its capacity as a general partner of EPIC, certifying:

          (a) to the effect that each such corporation is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and is duly qualified and authorized to do business and is in good standing as a foreign corporation in each other state or jurisdiction where the character of its property or the name of its activities makes such qualification necessary; and

          (b) to the effect that EPIC has the right and power and is duly authorized by its general partners to enter into, execute, deliver and perform its obligations under the EPI Third Term Note and the EPI/EPIC Security Agreement and that the EPI Third Term Note and the EPI/EPIC Security Agreement have each been duly authorized by the Board of Directors of NPI and MEPI and each is the legal, valid and binding obligation of EPIC enforceable against EPIC in accordance with its terms.

     8. Certified copies of resolutions of Members of the Board of Directors of NPI and MEPI approving the EPI Third Term Note and the EPI/EPIC Security Agreement and every other document or instrument required to be delivered by EPIC pursuant to this Amendment No. 13.

     9. The EPI Third Term Note, in substantially the form of Exhibit 2 attached to this Amendment No. 13, duly executed by EPI, EPIC and MNC.

     10. Security Agreement by and among EPI, EPIC and Bank (the "EPI/EPIC Security Agreement") in substantially the form of Exhibit 3 attached to this Amendment No. 13, duly executed by EPI and EPIC.

     11. Amendment No. 1 To Term Note (EPI First Term Note) in substantially the form of Exhibit 4 attached to this Amendment No. 13, duly executed by MNC and EPI.

     12. Amendment No. 1 To Term Note (EPI Second Term Note) in substantially the form Exhibit 5 attached to this Amendment No. 13, duly executed by MNC and EPI.

     13. UCC-1 Financing Statements duly executed by EPI and EPIC to be filed with the Ohio Secretary of State and with the Lucas County, Ohio Recorder's Office.

     14. A Certificate signed by a duly authorized officer of MNP Corporation certifying:

                     (a) to the incumbency and signatures of the officers of MNP
               Corporation signing the MNP Guaranty;

                     (b) to the effect that MNP Corporation is a corporation
               duly organized, validly existing and in good standing under the laws of its state of incorporation and is duly qualified and authorized to do business and is in good standing as a foreign corporation in each other state or jurisdiction where the character of its property or the nature of its activities makes such qualification necessary; and

                     (c) to the effect that MNP Corporation has the right and
               power and is duly authorized and empowered to enter into, execute and perform its obligations under the MNP Guaranty and that the MNP Guaranty has been duly authorized and approved by the Board of Directors of MNP Corporation and is the legal, valid and binding obligations of MNP Corporation enforceable against MNP Corporation in accordance with its terms.


          15. Certified resolutions of the Members of the Board of Directors of MNP Corporation approving the MNP Guaranty and every other document or instrument required to be delivered by MNP Corporation pursuant to this Amendment No. 13.

          16. The MNP Guaranty, in substantially the form of Exhibit 6 attached to this Amendment No. 13, duly executed by MNP Corporation.

          17. The Feniger Guaranty, m substantially the form Exhibit 7 attached to this Amendment No. 13, duly executed by William D. Feniger.

          18. The written opinion of Benesch, Friedlander, Coplan & Aronoff P.L.L., counsel to Borrowers, EPI and EPIC, in form and substance satisfactory to Bank.

          19. Such other documents and instruments as Bank may reasonably request to implement this Amendment No. 13 and the transactions described in this

     B. The receipt by Bank from Borrowers of the first installment as of the Closing Fee described in Part IV of this Amendment No. 13.

          IV.  CLOSING FEE.

     Borrower shall pay BANK an amount (the "Closing Fee") equal to Two Hundred Thousand Dollars ($200,000) payable as follows: (a) Twenty-Five Thousand Dollars ($25,000) on the effective date of this Amendment No. 13 and (b) One Hundred Seventy-Five Thousand Dollars ($175,000) on the earlier of (1) October 31, 1997 or (ii) the closing date of any public offering of EPI stock pursuant to which EPI or any stockholder of EPI receives cash (after any underwriter's discount and commissions) of $ 1,000,000 or more. Borrowers hereby authorize Bank to charge the unpaid balance of the Closing Fee to the Revolving Loan on October 31, 1997 if such Closing Fee is not sooner paid by Borrowers.

          V.   APPLICABLE LAW.

     This Amendment No. 13 shall be deemed to be a contract under the laws of the State of Ohio, and for all purposes shall be construed in accordance with the laws of such State.


          VI.  COUNTERPARTS.

     This Amendment No. 13 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any one of the parties to this Amendment No. 13 may execute this Amendment No. 13 by signing any such counterpart.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 13 by their duly authorized officers this 4th day of November, 1996.


NATIONAL CANADA FINANCE CORP.      MERIDIAN NATIONAL CORPORATION
By: /s/ Jack Jankovic              By: /s/ William D. Feniger
    -----------------                  ----------------------
Title: Vice President              Title: CEO



                                   PRECISE PAC, INC. (f/k/a
NATIONAL METAL PROCESSING, INC.    National Metal Shearing Corp.)
By: James L. Rosino                By: James L. Rosino
    ---------------                    ---------------
Title: Vice President - Finance    Title: Vice President - Finance


OTTAWA RIVER STEEL CO.             MERIDIAN ENVIRONMENTAL SERVICES, INC.
By: James L. Rosino                By: James L. Rosino
    ---------------                    ---------------
Title: Vice President - Finance    Title: Vice President - Finance


INTERSTATE METAL PROCESSING, INC.
By: James L. Rosino
    ---------------
Title: Vice President - Finance